UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2007

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01.	Other Events.

The 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of UnitedHealth Group Incorporated (the “Company”) was held on May 29, 2007. The shareholders of record of the Company’s common stock at the close of business on April 9, 2007 were entitled to vote at the Annual Meeting. At the close of business on April 9, 2007, there were 1,341,568,237 shares of common stock of the Company outstanding. At the Annual Meeting, holders of 1,183,864,542 shares of common stock were represented in person or by proxy. The shareholders of the Company voted on the following matters at the Annual Meeting:

1.	Election of Directors. The four directors elected at the Annual Meeting were:

Director Nominee	For	Withhold
• William C. Ballard, Jr.	885,338,010	298,526,532
• Richard T. Burke	1,010,077,011	173,787,531
• Robert J. Darretta	1,145,191,122	38,673,420
• Stephen J. Hemsley	1,018,624,825	165,239,717

2.	Amendments to Articles of Incorporation and Bylaws. The five proposals to amend the Company’s Articles of Incorporation and Bylaws were approved as follows:

Description	For	Against	Abstain
• Proposal to require a majority vote for the election of directors	1,116,235,124	60,125,911	7,503,507
• Proposal to provide for the annual election of all members of the Board of Directors	1,149,201,567	27,365,478	7,297,497
• Proposal to eliminate supermajority provisions for the removal of directors	1,150,627,572	25,786,466	7,450,504
• Proposal to eliminate supermajority provisions relating to certain business combinations	1,149,130,128	26,941,670	7,792,744
• Proposal to amend and restate the Company’s Articles of Incorporation	1,150,004,510	24,907,364	8,952,668

3.	Ratification of the Appointment of Deloitte & Touche, LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2007 was ratified as follows:

For	Against	Abstain
1,107,139,606	69,065,511	7,659,425

4.	Shareholder Proposals. Each shareholder proposal was not approved as follows:

Description	For	Against	Abstain	Broker Non-Votes
• Proposal concerning performance-vesting shares	437,141,717	615,532,207	8,909,920	122,280,698
• Proposal concerning the supplemental executive retirement plan	303,546,547	749,127,815	8,906,732	122,283,448
• Proposal concerning an advisory resolution on compensation of named executive officers	413,156,812	576,565,148	71,859,134	122,283,448
• Proposal relating to proxy access for shareholder nominees for election to the Company’s Board of Directors	447,581,488	541,501,100	72,501,256	122,280,698

A copy of the Third Restated Articles of Incorporation of the Company and a copy of the Third Amended and Restated Bylaws of the Company approved by the shareholders are filed herewith as Exhibits 3.1 and 3.2, each of which is incorporated in Item 5.03 to this report by reference. A copy of the press release announcing the voting results of the matters voted upon at the meeting is also furnished herewith as Exhibit 99.1 and is incorporated in Item 8.01 to this report by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
3.1	Third Restated Articles of Incorporation of UnitedHealth Group Incorporated

3.2	Third Amended and Restated Bylaws of UnitedHealth Group Incorporated

99.1	Press Release dated May 29, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2007

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith
Dannette L. Smith
Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
3.1	Third Restated Articles of Incorporation of UnitedHealth Group Incorporated

3.2	Third Amended and Restated Bylaws of UnitedHealth Group Incorporated

99.1	Press Release dated May 29, 2007